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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported)   June 25, 1998
                                                        -------------------



                                OROAMERICA, INC.
          -----------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



           Delaware                  0-21862              94-2385342
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(State or other jurisdiction       (Commission          (IRS Employer
      of incorporation)            File Number)       Identification No.)




        443 North Varney Street
          Burbank, California                               91502
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(Address of Principal Executive Offices)                  (Zip Code)



Registrant's telephone number, including area code:   (818) 848-5555
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ITEM 5.   OTHER EVENTS.

     On June 24, 1998, the registrant released the information filed herewith as Exhibit 99.1.


ITEM 7.   EXHIBITS.

     99.1  Press release issued by the registrant on June 24, 1998.




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  June 25, 1998            OROAMERICA, INC.

                                By: /s/ Shiu Shao
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                                        Shiu Shao, Chief Financial Officer,
                                        Vice President and Director